UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2019

INTEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-06217	94-1672743
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Mission College Blvd., Santa Clara, California	95054-1549
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 765-8080

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 16, 2019, the Board of Directors (“Board”) of Intel Corporation (“Intel” or the “Company”) approved amendments to the Intel Corporation Bylaws (the “Bylaws”), effective immediately, to reduce the minimum aggregate stock ownership required for stockholders to call a special meeting from twenty-five percent (25%) to fifteen percent (15%) and add a new Article XIII, Forum for Adjudication of Disputes.

Article II, Section 3 of the Company’s Bylaws, as amended, provides that special meetings of the stockholders of the corporation shall be called by the Board upon written request to the Corporate Secretary of stockholders owning in the aggregate not less than fifteen percent (15%) of the outstanding shares entitled to vote on the matter or matters to be brought before the proposed special meeting.

New Article XIII provides that, unless the Company consents in writing to the selection of an alternative forum, the Delaware Court of Chancery will be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee, or agent of the Company to the Company or to the Company’s stockholders, including a claim alleging the aiding and abetting of such a breach of fiduciary duty, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law (the “DGCL”) or the Company’s certificate of incorporation or Bylaws, (iv) any action asserting a claim governed by the internal affairs doctrine of the State of Delaware, or (v) any action asserting an “internal corporate claim” as that term is defined in Section 115 of the DGCL. The new Article XIII of the Bylaws further provides, among other provisions, that the sole and exclusive forum for any action or proceeding over which the Delaware Court of Chancery lacks subject matter jurisdiction will be the federal district court for the District of Delaware.

The foregoing description of the amendments to the Bylaws is qualified in its entirety by reference to the Bylaws, which are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is provided as part of this Report:

Exhibit Number	Description

3.2	Intel Corporation Bylaws, as amended and restated on January 16, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION
(Registrant)

Date: January 17, 2019	/s/ Susie Giordano
Susie Giordano
Corporate Vice President and Corporate Secretary